CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          OF CORPORATE GENERAL PARTNER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, James M. Seneff, Jr., the Chief Executive Officer of CNL Realty Corporation, the corporate general partner of CNL Income Fund VI, Ltd. (the "Partnership"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Partnership's Quarterly Report on Form 10-Q for the period ending March 31, 2003 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



Date:  May 6, 2003                           /s/ James M. Seneff, Jr.
                                             -----------------------------
                                             Name:  James M. Seneff, Jr.
                                             Title: Chief Executive Officer

                                             A signed original
                                             of this written
                                             statement required
                                             by Section 906 has
                                             been provided to
                                             CNL Income Fund
                                             VI, Ltd. and will
                                             be retained by CNL
                                             Income Fund VI,
                                             Ltd. and furnished
                                             to the Securities
                                             and Exchange
                                             Commission or its
                                             staff upon
                                             request.